Exhibit 99.2

Supplemental Operating and Financial Data March 31, 2014 (Unaudited) Skilled Nursing Property– Lecanto, FL Operated by Summit Care II, Inc.

Table of Contents 2 CORPORATE Company Information 3 Additional Information 4 Forward-Looking Statements & Non-GAAP Information 5 Acquisitions, Loan Originations, and Lease-Up 6 Development Activity 7 Lease-Up Properties 8 Development Properties 9 Real Estate Portfolio Summary 10 Real Estate Portfolio Metrics 11 Real Estate Portfolio Diversification 12-15 Top Ten Operators 16 Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC 17 Lease & Mortgage Loan Receivable Maturity 18 Market Value 19 Debt Maturity 20 Financial Data Summary 21-22 Consolidated Statements of Income 23 Consolidated Balance Sheets . 24 Funds from Operations . 25-26 Glossary . 27-29

Company Information

LTC LISTED NYSE

Company

Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in long-term care and other health care related properties leased to qualified, experienced operators. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, and form of investment. For more information on LTC, visit the Company's website at www.LTCProperties.com.

Board of Directors

Wendy Simpson Chairman	**Boyd Hendrickson** Lead Director	**Edmund King**
James Pieczynski	**Devra Shapiro**	**Timothy Triche, MD**

Senior Management

Wendy Simpson Chairman, Chief Executive Officer and President	**Pam Kessler** Executive Vice President, CFO, and Secretary	**Clint Malin** Executive Vice President and Chief Investment Officer

Contact Information

Corporate Office 2829 Townsgate Road, Suite 350 Westlake Village, CA 91361	**Investor Relations** Investor.Relations@LTCProperties.com (805) 981-8655	www.LTCProperties.com (805) 981-8655 phone (805) 981-8663 fax

CORPORATE

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4 CORPORATE Additional Information J.J. B. Hilliard, W.L. Lyons, Inc. JMP Securities, LLC KeyBanc Capital Markets, Inc. John Roberts Peter Martin Karin Ford RBC Capital Markets Corporation Sidoti & Company, LLC Stifel, Nicolaus & Company, Inc. Mike Carroll Peter Sicher Dan Bernstein Wells Fargo Securities, LLC Todd Stender Analyst Coverage Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of LTC or its management.

5 Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, (including as a result of the Patient Protection and Affordable Care Act of 2010 and the Health Care and Education Reconciliation Act of 2010), changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 22, 25, and 26 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCProperties.com. CORPORATE

Acquisitions, Loan Originations, and Lease-Up

(dollar amounts in thousands)

ACQUISITIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Purchase Price	Annual GAAP Revenue	GAAP Lease Yield
9/13/2013	1	UDP [1]	60 units	CO	Under Development Property	2013-2014 [1]	$ 1,200	- [1]	- [1][2]
9/20/2013	1	UDP [1]	48 units	CO	Under Development Property	2013-2014 [1]	850	- [1]	- [1][2]
10/31/2013	4	Land	N/A	MI	Prestige Healthcare	N/A	1,163	-	-
11/1/2013	1	SNF	120 beds	FL	Traditions Management	2008 [3]	14,402	- [3]	- [3]
12/20/2013	1	UDP [1]	60 units	CO	Under Development Property	2013-2015 [1]	1,425	[1]	- [1][2]
Total	8		120 beds/168 units				$ 19,040		

(1) See page 7 for Development Activity.
(2) Simultaneous with the purchase, we entered into a lease agreement and development commitments totaling $30.3 million to fund the construction.
(3) The property was included in a master lease at an incremental initial cash yield of 8.75%. The GAAP yield on the master lease is 10.7%.

LOAN ORIGINATIONS

Date	# of Properties	Property Type	# Beds/Units	Location	Borrower	Operator	Funded to Date	Annual Revenue	Interest Rate
10/31/13	15	SNF	2,092 beds	MI	Affiliates of Madison Healthcare	Prestige Healthcare	$ 124,387	$ 11,854	9.5%

LEASE-UP

Date Opened	Occupancy at March 31, 2014	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease Yield	# Beds/Units	Total Commitment	1Q14 Funding	Total Funded to Date
Jul-13	79%	2011	Re-development [1]	Amarillo, TX	1	SNF	9.00%	120 beds	$ 9,094	$ -	$ 8,635
Jul-13	100%	2012	Development [2]	Littleton, CO	1	MC	9.25%	60 units	9,925	-	9,851
Oct-13	57%	2012	Development [3]	Wichita, KS	1	ALF/MC	9.25%	77 units	10,585	450	10,125
Feb-14	38%	2012	Construction Loan [4]	Slinger, WI	1	SNF	10.10%	106 beds	10,600	2,568	10,159
					4			226 beds/137 units	$ 40,204	$ 3,018	$ 38,770

(1) Represents a newly developed 120-bed skilled nursing property in Texas which replaces a skilled nursing property in our existing portfolio. GAAP rent began in 3Q13.
(2) Represents a newly developed 60-unit memory care property in Colorado. GAAP rent began in 3Q13.
(3) Represents a newly developed 77-unit assisted living and memory care property in Kansas. GAAP rent began in 4Q13.
(4) Represents a mortgage and construction loan secured by a newly constructed 106-bed property which replaced a closed skilled nursing property.

REAL ESTATE PORTFOLIO

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Development Activity

(dollar amounts in thousands)

DEVELOPMENT

Estimated Rent Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Cash Lease Yield	# Beds/Units	Investment Commitment [1]	1Q14 Funding [1]	Total Funded to Date [1]	Remaining Commitment [1]
2Q14	2012	Renovation	Roswell, NM	1	SNF	9.00%	-	$ 1,540	$ 3	$ 1,058	$ 482
2Q14	2012	Renovation	Alamagordo, NM	1	SNF	9.00%	-	710	3	374	336
2Q14	2012	Expansion	Arvada, CO	1	ALF/MC	7.75% [2]	-	6,600	3,731	3,735	2,865
2Q14	2013	Renovation	Hillview, TN	1	SNF	7.00%	-	1,100	125	878	222
2Q14	2013	Renovation	Lauderdale, TN	1	SNF	7.00%	-	1,100	458	712	388
3Q14	2012	Renovation	Sacramento, CA	1	SNF	9.00%	-	1,700	2	2	1,698
4Q14	2012	Development	Frisco, TX	1	ALF/MC	9.25%	81 units	5,800	665	4,057	1,743
4Q14	2012	Expansion	Ft. Collins, CO	1	ALF/MC	7.75% [2]	-	4,700	1,915	1,917	2,783
4Q14	2012	Renovation	Ft. Collins, CO	1	ALF/MC	7.75% [2]	-	3,300	1,173	1,175	2,125
4Q14	2013	Renovation	St. Petersburg, FL	1	SNF	8.75%	-	500	-	-	500
4Q14	2013	Development	Littleton, CO	1	MC	9.25%	60 units	9,931	1,769	5,107	4,824
				11			141 units	$ 36,981	$ 9,844	$ 19,015	$ 17,966
1Q15	2012	Development	Coldspring, KY	1	SNF	8.50%	143 beds	$ 23,500	$ 1,166	$ 11,490	$ 12,010
1Q15	2013	Development	Aurora, CO	1	MC	9.25%	48 units	9,622	1,367	2,853	6,769
2Q15	2013	Development	Westminster, CO	1	MC	9.25%	60 units	10,703	740	3,177	7,526
- [3]	2013	Mortgage Loan [4]	Various cities in MI	15	SNF	9.41%	-	12,000	-	-	12,000
				18			143 beds/108 units	$ 55,825	$ 3,273	$ 17,520	$ 38,305
			Total	29			143 beds/249 units	$ 92,806	$ 13,117	$ 36,535	$ 56,271

(1) Includes land but excludes capitalized interest on our open commitment.
(2) Based on Treasury rate and/or Treasury rate plus spread but not less than the rate shown.
(3) Interest on additional loan proceeds (see footnote 4 below) begins upon funding. Under the mortgage loan, the commitment to fund additional loan proceeds for approved capital improvement projects expires on March 31, 2016.
(4) Mortgage loan originated on October 31, 2013 provides for a $12.0 million commitment to fund renovations and/or expansions at certain properties securing the mortgage loan.

REAL ESTATE PORTFOLIO

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8 REAL ESTATE PORTFOLIO Rendering Highline Place 60-unit memory care property in Littleton, CO Certificate of Occupancy – July 9, 2013 Operated by Anthem Memory Care Lease-Up Properties Hillside Heights 120-bed skilled nursing property in Amarillo, TX Certificate of Occupancy – July 10, 2013 Operated by Fundamental Family of Companies The Oxford Grand 77-unit assisted living and memory care property in Wichita, KS Certificate of Occupancy – October 30, 2013 Operated by Oxford Senior Living

9 REAL ESTATE PORTFOLIO Development Properties Rendering Development in Coldspring, KY 143-bed skilled nursing property To be operated by Carespring Health Care Mgmt, LLC Expansion Project in Arvada, CO Operated by Brookdale Senior Living, Inc. Development in Littleton, CO (Willowbrook Place) To be operated by Anthem Memory Care

Real Estate Portfolio Summary

(dollar amounts in thousands)

Real Estate Portfolio Snapshot

Type of Property	Gross Investments	% of Investments	Trailing Twelve Months Ended March 31, 2014 Rental Income	Trailing Twelve Months Ended March 31, 2014 Interest Income	% of Revenues[1]	# of Properties	SNF Beds	ALF Units	Investment per Bed/Unit
Skilled Nursing[2]	$ 613,915	54.9%	$ 51,439	$ 7,925	54.6%	101	12,217	-	$50.25
Assisted Living[3]	419,298	37.4%	42,012	1,099	39.7%	106	-	4,840	$86.63
Range of Care	46,439	4.1%	4,265	307	4.2%	9	733	348	$42.96
Under Development[4]	27,395	2.4%	-	-	-	-	-	-	
Other[5]	13,607	1.2%	1,579	-	1.5%	2	-	-	
Total	$ 1,120,654	100.0%	$ 99,295	$9,331 [6]	100.0%	218	12,950	5,188	

(1) Includes rental income and interest income from mortgage loans. Excludes rental income from seven skilled nursing properties sold in 2013.
(2) Includes a mortgage and construction loan secured by a newly constructed 106-bed replacement property and the closed skilled nursing property it replaced.
(3) Includes four stand-alone memory care properties with 196 units and one mortgage loan secured by six stand-alone memory care properties with 100 units.
(4) Includes three MC developments with a total of 168 units, a combination ALF and MC developments with a total of 81 units, and a SNF development with 143 beds.
(5) Includes two school properties and four parcels of land held-for-use.
(6) Includes five months of interest from a $124,387 mortgage loan originated in 4Q13. Assuming a full year of interest income from this mortgage loan, total portfolio interest income would be $16,214.



Assisted Living Property – Spring Hill, FL (42 units)
Operated by Brookdale Senior Living

REAL ESTATE PORTFOLIO

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11 Same Property Portfolio Statistics (1) Real Estate Portfolio Metrics REAL ESTATE PORTFOLIO Stabilized Property Portfolio Quality Mix Owned Properties 4Q13 3Q13 4Q13 3Q13 4Q13 3Q13 Assisted Living (2) 79.3% 78.9% 1.16 1.17 1.39 1.39 Assisted Living (3) 87.7% 87.4% 1.39 1.38 1.65 1.63 Skilled Nursing 79.7% 79.1% 1.68 1.73 2.28 2.34 Range of Care 86.7% 86.2% 1.39 1.34 1.85 1.80 (1) (2) (3) Includes properties leased to Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC Excludes properties leased to Extendicare Inc. and Enlivant, formerly Assisted Living Concepts, LLC Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage Information is for the trailing twelve months through December 31, 2013 and September 30, 2013 and is from property level operator financial statements which are unaudited and have not been independently verified by us.

Real Estate Portfolio Diversification

(dollar amounts in thousands)

Property and Asset Type Diversification - Owned and Loan Portfolio

Gross Investment By Property Type


Under Development, 2.4%
Range of Care, 4.1%
Other, 1.2%
Assisted Living/MC, 37.4%
Skilled Nursing, 54.9%

Gross Investment By Asset Type


Real Property, 84.9%
Loans Receivable, 15.1%

Property Type	# of Properties	# of Beds/Units	Gross Investment	%	Trailing Twelve Months Ended March 31, 2014 Revenue[1]	%
Skilled Nursing[2]	101	12,217	$ 613,915	54.9%	$ 59,364	54.6%
Assisted Living[3]	106	4,840	419,298	37.4%	43,111	39.7%
Range of Care	9	1,081	46,439	4.1%	4,572	4.2%
Under Development[4]	-	-	27,395	2.4%	-	-
Other[5]	2	-	13,607	1.2%	1,579	1.5%
Total	218	18,138	$ 1,120,654	100.0%	$ 108,626 [6]	100.0%

Asset Type	Gross Investment	%
Real Property	$ 951,491	84.9%
Loans Receivable	169,163	15.1%
Total	$ 1,120,654	100.0%

(1) Includes rental income and interest income from mortgage loans. Excludes rental income from seven skilled nursing properties sold in 2013.
(2) Includes a mortgage and construction loan secured by a newly constructed 106-bed replacement property and the closed skilled nursing property it replaced.
(3) Includes four stand-alone memory care properties with 196 units and one mortgage loan secured by six stand-alone memory care properties with 100 units.
(4) Includes three MC developments with a total of 168 units, a combination ALF and MC development with a total of 81 units, and a SNF development with 143 beds.
(5) Includes two school properties and four parcels of land held-for-use.
(6) Includes five months of interest from a $124,387 mortgage loan originated in 4Q13. Assuming a full year of interest income from this mortgage loan, total portfolio revenue would be $115,508.

REAL ESTATE PORTFOLIO
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LTC owns or holds mortgages on 218 properties, five parcels of land under development, and four parcels of land held-for-use in 30 states Approximately 77.5% of the Company’s total gross investment is located in 10 states LTC’s largest concentration is in Texas which has approximately 21.3% of the Company’s total gross investment 13 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO ME 1 WA 8 NV WY MI IL AR LA KY WV ND NY 34 2 1 2 3 5 2 2 3 2 2 2 2 2 6 20 3 5 4 10 11 4 5 2 6 1 4 2 9 7 4 3 3 8 1 1 1 1 1 2 2 1 1 1 OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Skilled Nursing Properties (Total: 101) Assisted Living Properties (Total: 106) Schools (Total: 2) Range of Care Properties (Total: 9) Under Development Properties (Total: 5) 1 3 15 1 1 Land Held-For-Use (Total: 4) 4

14 Real Estate Portfolio Diversification REAL ESTATE PORTFOLIO State Diversification By Property Type - Owned and Loan Portfolio The MSA rank by population as of July 1, 2012, as estimated by the United States Census Bureau. Due to master leases with properties in multiple states, revenue by state is not available. (dollar amounts in thousands) State (2) # of Props SNF % ALF % ROC % UDP % OTH % Gross Investment % Texas 55 194,316 $ 31.6% 37,655 $ 9.0% 2,994 $ 6.4% 4,193 $ 15.3% - $ - 239,158 $ 21.3% Michigan 15 124,387 20.3% - - - - - - 1,163 8.5% 125,550 11.2% Ohio 13 54,000 8.8% 44,647 10.6% - - - - - - 98,647 8.8% Florida 18 40,997 6.7% 41,049 9.8% - - - - - - 82,046 7.3% Colorado 12 6,038 1.0% 58,927 14.1% 2,007 4.3% 11,287 41.2% - - 78,259 7.0% New Jersey 5 - - 61,398 14.6% - - - - 9,270 68.1% 70,668 6.3% California 5 20,651 3.3% 28,071 6.7% 2,533 5.5% - - - - 51,255 4.6% New Mexico 7 50,308 8.2% - - - - - - - - 50,308 4.5% Arizona 7 36,092 5.9% 5,120 1.2% - - - - - - 41,212 3.7% Kansas 8 14,111 2.3% 17,044 4.1% - - - - - - 31,155 2.8% All Others 73 73,015 11.9% 125,387 29.9% 38,905 83.8% 11,915 43.5% 3,174 23.4% 252,396 22.5% Total 218 613,915 $ 100.0% 419,298 $ 100.0% 46,439 $ 100.0% 27,395 $ 100.0% 13,607 $ 100.0% 1,120,654 $ 100.0%

Real Estate Portfolio Diversification

(dollar amounts in thousands)

Operator Diversification – Owned and Loan Portfolio

Gross Investment By Operator


Prestige Healthcare 12.3%
Senior Care Centers 10.2%
Brookdale 8.1%
Extendicare/Enlivant(3) 7.9%
Juniper 7.8%
Preferred Care 7.5%
Carespring 5.9%
Traditions Sr Mgmt 5.6%
Fundamental 4.0%
Skilled Healthcare 3.6%
All Others 27.1%

Operators[1]	# of Properties	Gross Investment	%	Annual Income[2]	%
Prestige Healthcare	17	$ 137,739	12.3%	$ 13,089	11.3%
Senior Care Centers, LLC	9	114,539	10.2%	12,284	10.6%
Brookdale Senior Living, Inc.	35	91,089	8.1%	11,167	9.6%
Extendicare Inc. and Enlivant[3]	37	88,034	7.9%	10,963	9.4%
Juniper Communities, LLC	6	87,088	7.8%	7,026	6.0%
Preferred Care	29	83,761	7.5%	11,324	9.7%
Carespring Health Care Mgt, LLC	2	65,916	5.9%	5,431	4.7%
Traditions Senior Management, Inc.	5	62,902	5.6%	6,761	5.8%
Fundamental Family of Companies	7	45,379	4.0%	4,317	3.7%
Skilled Healthcare Group, Inc.	5	40,270	3.6%	4,501	3.9%
All Others	66	303,937	27.1%	29,440	25.3%
Total	218	$ 1,120,654	100.0%	$ 116,303	100.0%

(1) We have investments in 30 states leased or mortgaged to 40 different operators.

(2) Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which originated in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by a mortgage loan. Annual income also excludes GAAP rent from a lease related to four assisted living properties which are being transitioned to a new lessee.

(3) Formerly Assisted Living Concepts, LLC.

REAL ESTATE PORTFOLIO

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16 Top Ten Operators REAL ESTATE PORTFOLIO Prestige Healthcare (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 35 facilities in seven states. As of March 31, 2014, the LTC portfolio consisted of 15 skilled nursing properties and four parcels of land held-for-use in Michigan and two range of care properties in South Carolina with a gross investment balance of $137.7 million. Senior Care Centers, LLC (privately held) provides skilled nursing care, memory care, assisted living, and independent living services in 82 facilities exclusively in Texas. As of March 31, 2014, the LTC portfolio consisted of nine skilled nursing properties in Texas with a gross investment balance of $114.5 million. Extendicare Inc. and Enlivant (privately held), formerly known as Assisted Living Concepts, LLC operate 37 of our assisted living properties in 10 states with a gross investment balance of $88.0 million as of March 31, 2014. Extendicare Inc. (TSX: EXE) operates 249 senior care centers in North America with the capacity to care for approximately 27,700 residents. EXE offers a continuum of health care services that includes skilled nursing care, rehabilitative therapies and home health care services. Privately held Enlivant and its subsidiaries own or operate over 200 senior living residences with over 9,000 units in 20 states. Juniper Communities, LLC (privately held) operates 18 facilities comprised of skilled nursing, assisted living, memory care, and independent living facilities in four states. As of March 31, 2014, the LTC portfolio consisted of six assisted living and memory care properties in three states with a gross investment balance of $87.1 million. Brookdale Senior Living, Inc. (NYSE: BKD) operates 648 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 67,000 residents. As of March 31, 2014, the LTC portfolio consisted of 35 assisted living properties in eight states with a gross investment balance of $91.1 million. Preferred Care, Inc. (privately held) operates 106 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care facilities, in 12 states. As of March 31, 2014, the LTC portfolio consisted of 27 skilled nursing and two range of care properties in six states with a gross investment balance of $83.8 million. They also operate one skilled nursing facility under a sub-lease with another lessee in our portfolio which is not included in the Preferred Care rental revenue. Traditions Senior Management, Inc. and other affiliated entities (privately held) operate 21 facilities consisting of independent living, assisted living, and skilled nursing facilities in eight states. As of March 31, 2014, the LTC portfolio consisted of four skilled nursing properties and one range of care property operated by Traditions and another affiliate in three states with a gross investment balance of $62.9 million. They also operate two skilled nursing properties under a sub-lease with Preferred Care, Inc. which is not included in the Traditions rental revenue. Fundamental Family of Companies (privately held) includes skilled nursing facilities, assisted living facilities, long term acute care hospitals, hospices, outpatient clinics, behavioral health services and other healthcare services at 86 locations in 10 states. As of March 31, 2014, the LTC portfolio consisted of six skilled nursing properties and one closed property in three states, with a gross investment balance of $45.4 million. Skilled Healthcare Group, Inc. (NYSE: SKH) is a holding company with subsidiaries that operate skilled nursing facilities, assisted living facilities, a rehabilitation therapy business, and a hospice business. Skilled Healthcare operates 72 skilled nursing and 22 assisted living facilities in eight states. As of March 31, 2014, the LTC portfolio consisted of five skilled nursing properties in New Mexico with a gross investment balance of $40.3 million. Carespring Health Care Mgmt, LLC (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and healthcare services at 10 facilities in two states. As of March 31, 2014, the LTC portfolio consisted of two skilled nursing properties in Ohio and a parcel of land under development in Kentucky with a gross investment balance of $65.9 million.

17 Extendicare Inc. (TSX: EXE) and Enlivant (privately held) (1) REAL ESTATE PORTFOLIO Photos of our properties leased to Extendicare/Enlivant are available on the Company’s website at www.LTCProperties.com in the “Enlivant/EXE Properties” subsection under the “Property Photos” section of the “Properties” tab. Formerly Assisted Living Concepts, LLC Twelve Months Ended December 31, 2013 (1) States States Idaho 4 148 Arizona 2 76 Iowa 1 35 Indiana 2 78 New Jersey 1 39 Nebraska 4 158 Ohio 5 191 Oregon 3 119 Texas 7 278 Washington 8 308 Total 18 691 Total 19 739 Master Lease II # of Properties # of Units Master Lease I # of Properties # of Units Co-lessee Extendicare Inc. and Enlivant Total # of Properties 37 properties Total # of Units 1,430 units Lease Expiration December 31, 2014 Normalized EBITDAR Coverage (2) 0.71x Normalized EBITDARM Coverage (2) 0.87x % of Portfolio Income 9.4% of Annual Income

18 Lease and Mortgage Loan Receivable Maturity FINANCIAL Investment Portfolio Maturity Schedule (as a % of total gross owned investment and mortgage loans outstanding) (dollar amounts in thousands) Rental Revenue and Interest Income Maturity Includes annualized GAAP rent for leased properties and trailing twelve months interest income from properties secured by mortgage loans, except for Prestige Healthcare which originated in 4Q13. Prestige Healthcare includes annualized GAAP rent for leased properties and annualized interest income from properties secured by a mortgage loan. Excludes GAAP rent from a lease related to four assisted living properties which are being transitioned to a new lessee. % of Total % of Total Annual Income (1) % of Total 2014 12,951 $ 12.9% 1,200 $ 7.4% 14,151 $ 12.2% 2015 1,132 1.1% 307 1.9% 1,439 1.2% 2016 2,540 2.5% 73 0.5% 2,613 2.2% 2017 1,653 1.7% 1,056 6.5% 2,709 2.3% 2018 10,485 10.5% 1,009 6.2% 11,494 9.9% 2019 1,596 1.6% 140 0.9% 1,736 1.5% 2020 12,069 12.1% - - 12,069 10.4% 57,663 57.6% 12,429 76.6% 70,092 60.3% Total 100,089 $ 100.0% 16,214 $ 100.0% 116,303 $ 100.0% Thereafter Year Interest Income (1) Rental Income (1)(2)

19 Market Value FINANCIAL Includes amortization of debt issue cost. Includes letter of credit fees. Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us. Traded on NYSE. Closing price of our common stock as reported by the NYSE on March 31, 2014, the last trading day of first quarter 2014. Normalized EBITDA for the twelve months ended March 31, 2014. (In thousands, except per share amounts and number of shares) Capitalization Bank borrowings - LIBOR + 1.25% 41,000 $ Senior unsecured notes -weighted average rate 4.84% (1) 251,633 Bonds payable - weighted average rate 3.27% (2) 1,400 Total debt 294,033 18% No. of shares Preferred stock -Series C (3) 38,500 2% Common stock (4) 34,817,385 37.63 $ (5) 1,310,178 80% Total equity 1,348,678 82% 1,642,711 $ 100% Debt to Total Market Value Debt & Preferred to Total Market Value Debt to Normalized EBITDA (6) Closing Price Total Market Value 3.0x At March 31, 2014 Debt 17.9% 20.2% Equity

20 Debt Maturity (in thousands) FINANCIAL (in thousands) Reflects scheduled principal payments. $ - $ 29,166 $ 1,400 $ 30,566 41,000 26,667 - 67,667 - 26,167 - 26,167 - 28,167 - 28,167 - 25,666 - 25,666 - 32,160 - 32,160 - 32,160 - 32,160 - 51,480 - 51,480 $ 41,000 $ 251,633 $ 1,400 $ 294,033 Year Unsecured Line of Credit Senior Unsecured Notes (1) Bonds Payable (1) Total 2020 2017 2016 2015 2019 2018 Total Thereafter 2021

21 Financial Data Summary FINANCIAL (dollar amounts in thousands) Balance Sheet, Leverage Ratios and Coverage Ratios 3/31/14 12/31/13 12/31/12 12/31/11 Balance Sheet: Gross real estate assets $1,120,654 $1,104,732 $940,176 $779,033 Net real estate assets 893,997 884,361 740,846 599,916 Gross asset value 1,167,207 1,150,110 988,140 825,293 Total debt 294,033 278,835 303,935 159,200 Total liabilities 310,471 298,972 326,484 178,387 Preferred stock 38,500 38,500 38,500 38,500 Total equity 631,770 632,438 463,108 468,710 Leverage Ratios: Debt to gross asset value 25.2% 24.2% 30.8% 19.3% Debt & preferred stock to gross asset value 28.5% 27.6% 34.7% 24.0% Debt to total market value 17.9% 18.0% 21.4% 14.0% Debt & preferred stock to total market value 20.2% 20.5% 24.2% 17.4% Coverage Ratios: Debt to normalized EBITDA 3.0x 2.9x 3.7x 2.1x Normalized EBITDA / interest expense 8.6x 8.4x 8.4x 11.7x Normalized EBITDA / fixed charges 6.7x 6.5x 6.3x 6.3x Trailing Twelve Months Ended

22 Financial Data Summary FINANCIAL FINANCIAL (dollar amounts in thousands) Non-Cash Rental Revenue Components For leases in place at March 31, 2014, excluding leases on non-accrual status and no modification or replacement of existing leases, no lease renewals including the Extendicare/Enlivant (formerly Assisted Living Concepts, LLC) lease, and no new leased investments are added to our portfolio. Reconciliation of Normalized EBITDA and Fixed Charges Represents a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination and an $869 non-cash write off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133. Represents the one-time severance and accelerated restricted stock vesting charge of $707 related to the retirement of the Company’s former Senior Vice President, Marketing and Strategic Planning and (1) above. Represents revenue from the Sunwest bankruptcy settlement distribution. 1Q14 2Q14 (1) 3Q14 (1) 4Q14 (1) 1Q15 (1) 639 $ 603 $ 524 $ 425 $ 534 $ (165) (165) (165) (165) (165) 474 $ 438 $ 359 $ 260 $ 369 $ Straight-line rent Amort of lease inducement Net

Consolidated Statements of Income 23 FINANCIAL FINANCIAL (dollar amounts in thousands, except per share amounts, unaudited) 2014 2013 Revenues Rental income 25,252 $ 24,511 $ Interest income from mortgage loans 4,093 1,059 Interest and other income 93 93 Total revenues 29,438 25,663 Expenses Interest expense 3,187 3,133 Depreciation and amortization 6,298 6,136 General and administrative expenses 2,949 3,418 Total expenses 12,434 12,687 Net Income 17,004 12,976 Income allocated to participating securities (103) (98) Income allocated to preferred stockholders (818) (818) Net income available to common stockholders 16,083 $ 12,060 $ Basic earnings per common share: $0.47 $0.40 Diluted earnings per common share: $0.46 $0.40 Weighted average shares used to calculate earnings per common share: Basic 34,586 30,365 Diluted 36,611 30,399 Dividends declared and paid per common share $0.510 $0.465 Three Months Ended March 31,

Consolidated Balance Sheets 24 FINANCIAL FINANCIAL (amounts in thousands) December 31, 2013 December 31, 2013 (unaudited) (audited) (unaudited) (audited) ASSETS LIABILITIES Real estate investments: Bank borrowings 41,000 $ 21,000 $ Land 80,993 $ 80,993 $ Senior unsecured notes 251,633 255,800 Buildings and improvements 870,498 856,624 Bonds payable 1,400 2,035 Accumulated depreciation and amortization (224,966) (218,700) Accrued interest 2,350 3,424 Net real estate property 726,525 718,917 Accrued expenses and other liabilities 14,088 16,713 Mortgage loans receivable, net of allowance for Total liabilities 310,471 298,972 doubtful accounts: 2014 - $1,691; 2013 - $1,671 167,472 165,444 Real estate investments, net 893,997 884,361 EQUITY Other assets: Stockholders' equity: Cash and cash equivalents 7,542 6,778 Preferred stock (1) 38,500 38,500 Debt issue costs, net 2,276 2,458 Common stock (2) 348 347 Interest receivable 677 702 Capital in excess of par value 689,551 688,654 Straight-line rent receivable , net of allowance for Cumulative net income 798,852 781,848 doubtful accounts: 2014 - $1,548; 2013 - $1,541 30,393 29,760 Other 108 117 Prepaid expenses and other assets 6,761 6,756 Cumulative distributions (895,589) (877,028) Notes receivable 595 595 Total equity 631,770 632,438 Total assets 942,241 $ 931,410 $ Total liabilities and equity 942,241 $ 931,410 $ (1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2014 - 2,000; 2013 - 2,000 (2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2014 - 34,817; 2013 - 34,746 March 31, 2014 March 31, 2014

Funds from Operations 25 FINANCIAL FINANCIAL (unaudited, dollar amounts in thousands, except per share amounts) Reconciliation of Normalized FFO, Normalized AFFO, and Normalized FAD 2014 2013 Net income available to common stockholders 16,083 $ 12,060 $ Add: Depreciation and amortization 6,298 6,136 FFO available to common stockholders 22,381 18,196 Add: Non-cash interest related to earn-out liabilities - 110 Add: Non-recurring one-time items - 707 (1) Normalized FFO available to common stockholders 22,381 19,013 Less: Non-cash rental income (474) (772) Normalized adjusted FFO (AFFO) 21,907 18,241 Add: Non-cash compensation charges 666 528 Less: Capitalized interest (307) (177) Normalized funds available for distribution (FAD) 22,266 $ 18,592 $ $0.63 $0.59 $0.63 $0.61 $0.62 $0.59 $0.63 $0.60 (1) Diluted normalized FAD per share March 31, Three Months Ended Diluted FFO available to common stockholders per share Diluted normalized FFO available to common stockholders per share Diluted normalized AFFO per share Represents the one-time severance and accelerated restricted stock vesting charges related to the retirement of our former Senior Vice President, Marketing and Strategic Planning.

Funds from Operations 26 FINANCIAL FINANCIAL Reconciliation of Normalized FFO Per Share (unaudited, dollar amounts in thousands, except per share amounts) 2013 Normalized FFO available to common stockholders $ 22,381 $ 19,013 Effect of dilutive securities: Participating securities 103 98 Convertible preferred securities 818 818 Diluted normalized FFO available to common stockholders $ 23,302 $ 19,929 34,586 30,365 Effect of dilutive securities: Stock options 25 34 Participating securities 195 210 Convertible preferred securities 2,000 2,000 Shares for diluted FFO per share 36,806 32,609 $0.65 $0.63 $0.63 $0.61 Diluted normalized FFO per share Shares for basic FFO per share Basic normalized FFO per share 2014 Three Months Ended March 31,

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of non-cash rental income.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

Core Based Statistical Area ("CBSA"): Based on the U.S. Census Bureau, CBSA is a collective term for both metro and micro areas. Each metro or micro area consists of one or more counties and includes the counties containing the core urban area, as well as any adjacent counties that have a high degree of social and economic integration (as measured by commuting to work) with the urban core.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): FFO excluding the effects of non-cash rental income and non-cash compensation charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the purchase price.

GAAP Rent: Total rent we will receive as a fixed amount over the life of the lease and recognized evenly over that life. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: Represents total assets plus accumulated depreciation.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC Properties, Inc. ("LTC"), without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

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Glossary

Memory Care Properties ("MC"): Senior housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population. (See Core Based Statistical Area)

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population. (See Core Based Statistical Area)

Net Real Estate Assets: Gross investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FFO adjusted for non-recurring, infrequent or unusual items and excludes the non-cash rental income and non-cash compensation charges.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

GLOSSARY

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Glossary

Quality Mix: LTC revenue by operator underlying payor source for the twelve months presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost from continuing and discontinued operations.

Same Property Portfolio ("SPP"): Same property statistics allow management to evaluate the performance of LTC's leased property portfolio under a consistent population, which eliminates the changes in the composition of our portfolio of properties. We identify our same property portfolio as stabilized properties that are, and remained, in operations for the duration of the quarter-over quarter comparison periods presented. Accordingly, it takes a stabilized property a minimum of 12 months in operations to be included in our same property portfolio.

Schools: An institution for educating students which include private and charter schools. Private schools are not administered by local, state or national governments; therefore, funded in whole or part by student tuition rather than government funded. Charter schools provide an alternative to the traditional public school. Charter schools are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Properties ("SNF"): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Newly acquired operating assets are generally considered stabilized at the earlier of lease-up (typically when occupancy reaches 80% at a SNF or 90% at an ALF) or 12 months from the acquisition date. Newly completed developments, including redevelopments, major renovations, and property additions, are considered stabilized at the earlier of lease-up or 24 months from the date the property is placed in service.

Under Development Properties ("UDP"): Development projects to construct senior housing properties.

GLOSSARY

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